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                                                                 EXHIBIT 10.38
                           AMENDMENT NO. 1 TO THE
                  ACME METALS INCORPORATED SALARIED EMPLOYEES
                          PAST SERVICE PENSION PLAN


      The Acme Metals Incorporated Salaried Employees Past Service Pension Plan hereby is amended effective as of August 1, 1992.

      Paragraph 3.2 is changed by adding a new subparagraph (e) to read as follows:

            (e) By letter dated August 3, 1992, the Company has offered early retirement to Eligible Employees. Eligible Employees who accept the offer of early retirement on or before August 31, 1992 shall receive an Early Retirement Pension Supplement. For purposes of this subparagraph, "Eligible Employee" means (a) an employee of the Company,
      (b) who is a Participant in the Plan, (c) who is not an officer or a sales or marketing employee, and (d) who as of December 31, 1992 would have at least 55 years of age and at least 15 years of Continuous Service, or would have years of age and years of Continuous Service which total at least 80. For purposes of this subparagraph, "Early Retirement Pension Supplement" means an additional pension payment of $500.00 per month, starting in the fourth month after retirement and continuing for the longer of 12 months or the date of Eligibility for Public Pension, but in no event continuing beyond the life of the recipient. Payments made pursuant to the Company's offer of early retirement are not Severance Allowances for purposes of paragraph 3.9(a) of the Plan.

      Executed this   9TH   day of August, 1992.
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                                    ACME METALS INCORPORATED



                                    By  /S/ RICHARD J. STEFAN
                                        ---------------------------

                                    Its  VICE PRESIDENT
                                        ---------------------------


ATTEST:

By  /S/ ROBERTA GLAB
    ---------------------------
      R. A. Glab

Its   ASSISTANT SECRETARY
    ----------------------------